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                                     Rule 497(e) File Nos. 33-36556 and 811-6154

                      Supplement dated February 8, 1999
                                      to
                         Prospectus dated May 1, 1998
                                     for
                 CitiFunds(SM) International Growth Portfolio

The third paragraph appearing in the "Management -- Investment Adviser" section on page 15 of the Prospectus is replaced with the following:

Matthew Bowyer, a Vice President of Citibank, has managed the Fund since February 1999. Mr. Bowyer is a Senior Portfolio Manager and Cross Border Equity Strategist who has been responsible for managing global equity and balanced portfolios at Citibank since mid 1996. Prior to that he ran a quantitative research group, providing portfolio and market analyses to Citibank's equity and fixed income teams in London. Before joining Citibank in 1985, Mr. Bowyer was a senior analyst with National Economic Research Associates, a consulting firm.